                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 22, 2002


                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                      0-26996               04-3279817
          --------------                -------------          -------------
  (State or other jurisdiction    (Commission file number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)


           200 CLARENDON STREET, BOSTON, MA                           02116
----------------------------------------------------             --------------
       (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number including area code:       (617) 330-6700



                          NO CHANGE SINCE LAST REPORT
                          ---------------------------
             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

The undersigned Registrant files the following information in accordance with Regulation FD Rule 100(a)(1):

                       Investors Financial Services Corp.
                              Financial Highlights
                                  Quarter Ended
                                December 31, 2001

                                Table of Contents


Consolidated Statement of Income/Share Information            3

Condensed Consolidated Balance Sheet                          4

Average Balance Sheet                                         5

Asset Servicing Fees                                          6

                       INVESTORS FINANCIAL SERVICES CORP.
                        CONSOLIDATED STATEMENT OF INCOME
                              FOR THE QUARTER ENDED
                                DECEMBER 31, 2001


(Dollars in thousands, except per share data)
-------------------------------------------------------------------------------------
NET INTEREST INCOME
Interest income                                                       $      61,390
Interest expense                                                             29,551
                                                                     ----------------
                    Net interest income                                      31,839

NON-INTEREST INCOME
Asset servicing fees                                                         67,028
Other operating income                                                          750
                                                                     ----------------
                    Total non-interest income                                67,778

                    NET OPERATING REVENUE                                    99,617

OPERATING EXPENSES
Compensation and benefits                                                    43,791
Technology and telecommunications                                             9,647
Transaction processing services                                              10,356
Occupancy                                                                     5,316
Depreciation and amortization                                                 2,623
Travel and sales promotion                                                    1,285
Professional Fees                                                             1,278
Amortization of goodwill                                                        994
Other operating expenses                                                      3,029
                                                                     ----------------
                    Total Operating Expenses                                 78,319
                                                                     ----------------
                    Income before income taxes & minority interest           21,298
Provision for income taxes                                                    6,420
Minority interest expense, net of income taxes                                  397
                                                                     ----------------
                    NET INCOME                                         $     14,481
                                                                     ================
EARNINGS PER SHARE (DILUTED)                                          $        0.44
                                                                     ================
EARNINGS PER SHARE (CASH)                                             $        0.46
                                                                     ================


                                SHARE INFORMATION
                              FOR THE QUARTER ENDED
                                DECEMBER 31, 2001

Common Stock Outstanding at December 31, 2001                            31,971,404
Weighted Average Diluted Shares at December 31, 2001                     33,023,771


                       INVESTORS FINANCIAL SERVICES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                              FOR THE QUARTER ENDED
                                DECEMBER 31, 2001


(Dollars in thousands)
ASSETS
Federal funds sold and short-term investments                                    $     -
Securities held to maturity                                                    3,135,784
Securities available for sale                                                  1,621,661
Loans, net of reserve                                                            232,113
Non-marketable equity securities                                                  50,000
Goodwill, net                                                                     79,969
Other assets                                                                     179,118
                                                                        -----------------
                    TOTAL ASSETS                                              $5,298,645
                                                                        =================
LIABILITIES
Interest-bearing deposits                                                     $1,632,846
Non-interest bearing deposits                                                    646,031
                                                                        -----------------
                    Total deposits                                             2,278,877
Short-term and other borrowings                                                2,573,593
Other liabilities                                                                 79,123
                                                                        -----------------
                    TOTAL LIABILITIES                                          4,931,593

Minority interest/trust preferred securities                                      24,274

Stockholders' Equity                                                             342,778
                                                                        -----------------

                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $5,298,645
                                                                        =================


                       INVESTORS FINANCIAL SERVICES CORP.
                              AVERAGE BALANCE SHEET
                              FOR THE QUARTER ENDED
                                DECEMBER 31, 2001


(Dollars in thousands)                                                AVERAGE                       AVERAGE
                                                                      BALANCE        INTEREST     YIELD/COST
                                                                 ------------------ ------------ --------------
INTEREST-EARNING ASSETS
Federal funds sold and securities purchased
     under resale agreements                                      $          3,956  $         21         2.12%
Investment securities                                                    4,729,539        60,076         5.08%
Loans                                                                      113,619         1,293         4.55%
                                                                 ------------------ ------------ --------------
Total interest-earning assets                                            4,847,114        61,390         5.07%
Allowance for loan losses                                                     (100)
Non-interest earning assets                                                308,615
                                                                 ------------------
                    TOTAL ASSETS                                  $      5,155,629
                                                                 ==================
INTEREST-BEARING LIABILITIES
Deposits:
                    Demand                                        $          2,301             4         0.70%
                    Savings                                              1,609,790        12,187         3.03%
Short-term borrowings                                                    2,348,578         9,838         1.68%
Other borrowings                                                           385,869         7,522         7.80%
                                                                 ------------------ ------------ --------------
Total interest-bearing liabilities                                       4,346,538        29,551         2.72%
                                                                                    ------------
Noninterest-bearing liabilities
                    Demand deposits                                        193,919
                    Savings                                                 93,297
                    Non-interest bearing deposits                           90,000
                    Other liabilities                                       68,051
                                                                 ------------------
Total liabilities                                                        4,791,805
Trust preferred stock                                                       24,270
Equity                                                                     339,554
                                                                 ------------------
                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $      5,155,629
                                                                 ==================

Net interest income                                                                       31,839
                                                                                    ============
Net interest margin                                                                                      2.63%
                                                                                                 ==============
Average interest rate spread                                                                             2.35%
                                                                                                 ==============
Ratio of interest-earning assets to interst-bearing liablities                                         111.52%
                                                                                                 ==============


                       INVESTORS FINANCIAL SERVICES CORP.
                              ASSET SERVICING FEES
                              FOR THE QUARTER ENDED
                                DECEMBER 31, 2001


ASSET SERVICING FEES BY SERVICE LINES:
--------------------------------------------------------------------
Custody, accounting, transfer agency, and
     administration                                        $ 52,705
Foreign Exchange                                              6,498
Cash Management                                               3,718
Securities Lending                                            2,534
Investment Advisory                                           1,573
                                                     ---------------
TOTAL                                                      $ 67,028
                                                     ===============


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         INVESTORS FINANCIAL SERVICES CORP.



                                         By: /s/Kevin J. Sheehan
                                             ------------------------------
                                             Kevin J. Sheehan
                                             Chief Executive Officer and
                                             Chairman of the Board



Dated:  January 22, 2002